AMENDMENT NO. 8 TO REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 8 TO REVOLVING CREDIT AGREEMENT (“Amendment No. 8”) is dated as of November 5, 2004 by and among RAYMOND JAMES FINANCIAL, INC., a Florida corporation (the “Borrower”), the Lenders named in the Revolving Credit Agreement referred to below (the “Lenders”), and JPMORGAN CHASE BANK, individually and as administrative agent (the “Agent”) for the Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower, the Agent and the Lenders are parties to that certain Revolving Credit Agreement dated as of October 26, 1999, as amended by that certain (i) Waiver and Amendment dated as of October 13, 2000, (ii) Amendment No. 2 to Revolving Credit Agreement dated as of October 24, 2000, (iii) Amendment No. 3 to Revolving Credit Agreement dated as of May 24, 2001, (iv) Amendment No. 4 to Revolving Credit Agreement dated as of October 23, 2001, (v) Amendment No. 5 to Revolving Credit Agreement dated as of October 21, 2002, (vi) Amendment No. 6 to Revolving Credit Agreement dated as of October 17, 2003 and (vii) Amendment No. 7 to Revolving Credit Agreement dated as of October 15, 2004 (such Revolving Credit Agreement as so amended, supplemented or otherwise modified, the “Credit Agreement”); and

WHEREAS, the parties desire to make a modification to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

I.	Defined Terms

Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

II.	Amendment to the Credit Agreement

Section 6.21.4 of the Credit Agreement entitled “RJFS Net Capital” is hereby amended in its entirety to read as follows:

“RJFS Net Capital. The Borrower shall cause RJFS at all times after September 24, 2004 to maintain Net Capital of not less than $5,000,000.”

III.	Borrower Representations

In order to induce the Lenders and the Agent to execute and deliver this Amendment No. 8, the Borrower represents and warrants to the Lenders that, both before and after giving effect to this Amendment No. 8, (i) there exists no Default or Unmatured Default on the date hereof, (ii) each of the representations and warranties contained in Article V of the Credit Agreement (other than in Sections 5.6, 5.9 (to the extent additional subsidiaries have been formed and are listed in the Borrower’s Annual Report on Form 10-K) and 5.16) is true and correct on the date hereof, (iii) the execution and delivery by the Borrower of this Amendment No. 8 have been duly authorized by all requisite corporate proceedings, (iv) this Amendment No. 8 and the other Loan Documents to which the Borrower is a party constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, (v) no authorization or approval of, and no notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery or performance of this Amendment No. 8 by the Borrower, and (vi) no material adverse change in the business, Property, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries taken as a whole has occurred since September 26, 2003.

IV.	Effectiveness

This Amendment No. 8 shall become effective as of the date first above written upon receipt by the Agent of counterparts of this Amendment No. 8 duly executed by the Borrower and the Lenders (and when notice thereof shall have been given by the Agent to the Borrower and the Lenders).

V.	Ratification

Except as specifically provided herein, (a) the Credit Agreement shall otherwise remain unaltered and in full force and effect, and the respective terms, conditions and covenants thereof are hereby ratified and confirmed in all respects as originally executed, and (b) this Amendment No. 8 shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents. Upon the effectiveness of this Amendment No. 8, each reference in the Credit Agreement to “this Agreement”, “hereof”, “herein”, “hereunder” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

VI.	Governing Law

THIS AMENDMENT NO. 8 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

VII.	Execution in Counterparts

This Amendment No. 8 may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 8 as of the date first above written.

RAYMOND JAMES FINANCIAL, INC. By: Title:
JPMORGAN CHASE BANK, Individually and as Administrative Agent By: Title:
CITIBANK, N.A., Individually and as Syndication Agent By: Title:
BANK OF NEW YORK, Individually and as Co-Documentation Agent By: Title:
WELLS FARGO BANK, National Association, Individually and as Co-Documentation Agent By: Title: By: Title: